Employee Benefit Plans	12 Months Ended
Dec. 31, 2016
Employee Benefit Plans
Employee Benefit Plans

Note 19. Employee Benefit Plans

Contributions expensed and included in compensation on our Consolidated Statements of Comprehensive Income (Loss) for employee benefit plans are detailed below:

	Year Ended
	December 31,
	2016	2015	2014
401(k) Plan (a)	$3,860	$3,053	$1,604
Profit Share Plan (b)	220	539	416
Provident Plan (c)	528	427	179
Total	$4,608	$4,019	$2,199
(a)

We sponsor defined contribution retirement plans in accordance with Section 401(k) of the Internal Revenue Code, which cover substantially all U.S. employees, subject to certain minimum age and service requirements. The plans provide for a contribution based on a percentage of eligible employee contributions.

(b)

We had a nonqualified profit sharing incentive compensation plan for certain eligible employees. Contributions were made within 90 days following the last day of the plan to a brokerage account in an amount determined at our discretion for employees who had completed 1,000 hours of service and were employed at the time of the contribution. This plan was discontinued after the 2014 plan year, with the final payout occurring in June

2016 and therefore we did not have a liability under the plan as of December 31, 2016. Our liability under the plan was $893 at December 31, 2015, which is included in accrued compensation costs in the accompanying Consolidated Balance Sheets.

(c)

Eligible employees of our subsidiary located in India are covered by the Provident Fund, contributions which are based on a percentage of eligible employees’ salaries, and the Indian Payment of Gratuity Act, which provides for benefits to be paid to eligible employees upon termination of employment (collectively, the “India Plan”). Benefits under the India Plan are administered by the Indian Government. As of December 31, 2016 and 2015 we had an accrued benefit obligation relating to the India Plan of $763 and $535, respectively.